4Q 2025 - Financial Results January 21, 2026 Exhibit 99.2

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance, dividend payments and stock repurchases. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitation) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control, such as but not limited to adverse events or conditions impacting the financial services industry. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov).

Executing On and Delivering Shareholder Value 3 • Continued growth in core deposits ◦ NIDDA up $485 million, or 6%, vs prior quarter; and up $1.5 billion, or 20%, vs prior year • Core loan(2) growth momentum continues ◦ Core loans up $769 million, or 5% vs prior quarter; and up $786 million, or 5% vs prior year ◦ Total loans up $571 million or 2% vs prior quarter; and roughly flat vs prior year • As reported, Net Income of $69.3 million, or $0.90 per diluted share • Excluding one-time item(1), Adjusted Net Income of $72.0 million, or $0.94 per diluted share • PPNR of $115.4 million, up 5% from prior quarter and 11% from 4Q24 • NIM of 3.06%, up 6 bps from prior quarter and 22 bps from 4Q24 • Annualized ROA of 0.78% — excluding the one-time item(1) annualized ROA of 0.81% • Provision expense of $26 million, due to episodic charge-off activity; however, lower non-performance and criticized/ classified loan balances at quarter end Financial Performance Funding and Asset Mix • Our organic growth strategy, coupled with operational discipline, continues to deliver improved profitability • Given the continued momentum, the Board has decided on the following capital actions: ◦ Increase the quarterly dividend $0.02 to $0.33 per share ◦ Increase the share repurchase authorization by an additional $200 million - incremental to the previously announced $100 million buyback, of which ~$50 million has been repurchased to date (1) Adjusted net income, ROA, and EPS are adjusted for the impact of write downs of previously capitalized software totaling $3.8 million before taxes and represent a non-GAAP measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. (2) Core Loans include CRE, C&I and Mortgage Warehouse Lending.

Key Profitability Metrics Are Steadily Improving ($ in millions) 4 $69 $58 $69 $72 $72 $69 Net Income Adj. Net Income 4Q24 1Q25 2Q25 3Q25 4Q25 9.7% 8.2% 9.4% 9.5% 9.2% 8.9% ROE Adj. ROE 4Q24 1Q25 2Q25 3Q25 4Q25 $239 $233 $246 $250 $258 2.84% 2.81% 2.93% 3.00% 3.06%Net Interest Income NIM 4Q24 1Q25 2Q25 3Q25 4Q25 0.78% 0.68% 0.78% 0.82% 0.81% 0.78% ROA Adj. ROA 4Q24 1Q25 2Q25 3Q25 4Q25 Net Interest Income & Net Interest Margin Net Income Return on Assets(3) Return on Equity(3) $104 $95 $110 $110 $119 $115 PPNR Adj. PPNR 4Q24 1Q25 2Q25 3Q25 4Q25 Pre-Provision Net Revenue(2) $0.91 $0.78 $0.91 $0.95 $0.94 $0.90 EPS Adj. EPS 4Q24 1Q25 2Q25 3Q25 4Q25 EPS (1) Adjusted net income, ROA, ROE, and EPS are adjusted for the impact of write downs of previously capitalized software totaling $3.8 million before taxes. (2) Represents a non-GAAP measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. (3) Quarterly annualized ratios. (1)(2) (1)(2) (1)(2) (1)(2) (3)

Fourth Quarter Earnings Highlights

BankUnited

($ in millions, except per share data)	4Q24	3Q25	4Q25	Change From 4Q24	Change From 3Q25
Income Statement					
Net Interest Income	$239	$250	$258	$19	$8
Provision for Credit Losses	$11	$12	$26	$15	$14
Total Non-Interest Income	$25	$26	$30	$5	$4
Total Non-Interest Expense	$160	$166	$173	$13	$7
Net Income	$69	$72	$69	$—	($3)
EPS	$0.91	$0.95	$0.90	($0.01)	($0.05)
Net Interest Margin	2.84%	3.00%	3.06%	0.22%	0.06%
Balance Sheet					
Period-End Core Loans[(1)]	$15,783	$15,800	$16,569	$786	$769
Period-End Loans	$24,298	$23,702	$24,274	($24)	$571
Non-Interest DDA	$7,616	$8,625	$9,110	$1,494	$485
Period-End Deposits	$27,866	$28,618	$29,353	$1,487	$735
Capital					
CET1	12.0%	12.5%	12.3%	0.3%	(0.2)%
Total Risk-Based Capital	14.1%	14.4%	14.1%	—%	(0.3)%
Asset Quality					
Non-Performing Assets to Total Assets[(2)]	0.73%	1.10%	1.08%	0.35%	(0.02)%
ACL to Total Loans	0.92%	0.93%	0.91%	(0.01)%	(0.02)%
Commercial ACL to Commercial Loans[(3)]	1.37%	1.35%	1.30%	(0.07)%	(0.05)%

(1) Core Loans include CRE, C&I and Mortgage Warehouse Lending. (2) Includes guaranteed portion of non-accrual SBA loans. (3) For purposes of this ratio, commercial loans includes the core C&I and CRE sub-segments as well as franchise and equipment finance. Due to their unique risk profiles, MWL and municipal finance are excluded from this ratio.

5

Non-Interest Demand Deposit Balances Have Returned to COVID-Era Peak Levels and Are Well-Positioned for Continued Growth ($ in millions) $4,301 $4,424 $3,778 $3,447 $3,889 $11,056 $10,789 $10,171 $9,937 $10,165 $4,893 $4,776 $5,584 $6,609 $6,189 $7,616 $8,069 $9,113 $8,625 $9,110 $27,866 $28,058 $28,646 $28,618 $29,353 2.63% 2.52% 2.37% 2.31% 2.10% Spot APY Non-Interest Demand Interest Demand Money Market / Savings Time 4Q24 1Q25 2Q25 3Q25 4Q25 6 $27,595 $27,385 $27,677 $27,246 $28,354 $20,038 $19,972 $19,683 $19,043 $19,646 $7,557 $7,413 $7,994 $8,203 $8,708 2.72% 2.58% 2.47% 2.38% 2.18% Quarterly Cost of Deposits Avg NIDDA Avg IB Deposits 4Q24 1Q25 2Q25 3Q25 4Q25 27.3% 28.8% 31.8% 30.1% 31.0% NIDDA % Diverse deposit book by sector; largest industry verticals at December 31: National Title Solutions $4.4 billion National HOA $2.3 billion Deposit Portfolio Over Time Quarterly Avg. Deposits & Cost of Deposits Avg. NIDDA up $505 million Q-o-Q; $1.2 billion for the 12 months

Core Loan Growth While Resi and Other Loan Balances Continue to Decline ($ in millions) $7,581 $7,465 $7,304 $7,131 $6,983 $6,214 $6,206 $6,473 $6,534 $6,811 $8,982 $8,885 $8,686 $8,556 $9,030 $586 $580 $627 $709 $728 $935 $854 $844 $772 $722 $24,298 $23,990 $23,934 $23,702 $24,274 Residential CRE C&I MWL Other 4Q24 1Q25 2Q25 3Q25 4Q25 7 Loan Portfolio Over Time $23,702 $277 $474 $19 ($148) ($50) $24,274 3Q25 CRE C&I MWL Resi Other 4Q25 Fourth Quarter 2025 Loan Attribution 5.60% 5.48% 5.55% 5.53% 5.37% 4Q24 1Q25 2Q25 3Q25 4Q25 Quarterly Loan Yield

High Quality Diversified CRE Portfolio At December 31, 2025 ($ in millions) 8 $6.8 billion 48% 22% 30% FL NY Tri-State Other 21% 23% 14% 23% 7% 10% 2% Office Warehouse/Industrial Multifamily Retail Hotel Construction & Land Other 1.70 1.86 1.91 1.80 1.62 2.96 1.82 Office Industrial Multifamily Retail Hotel Other Total 64.8% 48.2% 52.2% 58.8% 46.9% 47.0% 55.3% Office Industrial Multifamily Retail Hotel Other Total 61% 47% 48% 38% 78% 49% 30% Office Industrial Multifamily Retail Hotel Other Construction and Land 20% 7% 44% 25% 10%2% 34% 19% 46% 8%37% 12% 49% 36% Other FL NY Tri- State CRE Portfolio by Property Type Wtd. Avg. DSCR by Property Type CRE Portfolio by Geography Geographic Data by Property Type Wtd. Avg. LTV by Property Type

Commercial and Industrial Loans(1) At December 31, 2025 ($ in millions) 9 16.3% 8.8% 7.8% 7.8% 7.7% 7.3% 7.2% 6.6% 5.8% 4.9% 4.2% 4.0% 3.2% 2.8% 1.7% 1.2% 1.2% 1.5% Finance and Insurance Health Care Manufacturing Wholesale Trade Utilities Educational Services Construction Transport / Warehousing R/E and Rental & Leasing Information Retail Trade Prof., Scientific, Tech. Svcs. Other Services Public Administration Arts, Entertainment, and Rec. Adm., Support and Waste Mgnt. Accom. & Food Services Other $8,556 $678 ($92) ($87) ($25) $9,030 3Q25 Production Payments/ Payoffs Strategic Exits Net Charge- Offs 4Q25 28% 27%8% 20% 17% FL NY Tri State GA, TX, NC Other NDFI Diverse Industry Exposure Geographic Distribution Fourth Quarter 2025 C&I Loan Walk $9.0 billion (1) Includes $2.0 billion in owner-occupied real estate, excludes MWL

Drivers of Change in the ACL ($ in millions) 10 $219.9 $32.1 $1.5 ($6.9) ($1.5) ($24.9) ($0.4) $219.8 3Q25 4Q25 % of Total Loans 0.93% 0.91% Increase in Specific Reserves Risk Rating Migration Change in Qualitative Overlay Portfolio Changes and Other Net Charge- Offs Economic Forecast Primarily related to two C&I loans Primarily related to four C&I loans Current market adjustment Scenario weighting Changes to forward path of forecast Portfolio composition changes New production, net of exits Changes in borrower financials Some elements related to economic uncertainty and idiosyncratic risk now being captured in quantitative modeling

Allocation of the ACL ($ in millions) 11 Office Portfolio ACL at 4Q25 was 2.03% $223.2 $219.7 $222.7 $219.9 $219.8 0.92% 0.92% 0.93% 0.93% 0.91% ACL ACL Ratio 4Q24 1Q25 2Q25 3Q25 4Q25 $17.4 $19.4 $12.7 $14.7 $24.9 0.16% 0.33% 0.27% 0.26% 0.30% Net Charge-Offs Net Charge-Off Ratio 4Q24 1Q25 2Q25 3Q25 4Q25 Allowance for Credit Losses Net Charge-Offs(1) Composition of ACL at December 31, 2025 (1) Annualized for three months for 1Q25, six months for 2Q25 and nine months 3Q25; 4Q24 and 4Q25 represent annual net charge-off rate. Balance % of Loans Commercial: Commercial real estate $58.3 0.86 % Commercial and industrial 148.6 1.65 % Franchise and equipment finance 1.0 0.93 % Total commercial 207.9 1.30 % Pinnacle - municipal finance 0.1 0.02 % Residential and mortgage warehouse lending 11.8 0.15 % Allowance for credit losses $219.8 0.91%

Non-Performing Metrics ($ in millions) 12 1.03% 1.08% 1.57% 1.60% 1.54% 0.89% 0.94% 1.42% 1.43% 1.38% NPL Excl. Guaranteed Portion of Non-Accrual SBA Loans NPL Ratio 4Q24 1Q25 2Q25 3Q25 4Q25 NPL RatioNon-Performing Loans by Portfolio Segment $251 $260 $376 $379 $373 $24 $30 $23 $23 $23 $86 $83 $142 $136 $97 $97 $105 $167 $173 $211 $6 $6 $4 $3 $2 $34 $33 $36 $40 $38 $4 $3 $4 $4 $2 Residential CRE C&I Franchise and Equipment Guaranteed Portion of SBA Non-Guaranteed Portion of SBA 4Q24 1Q25 2Q25 3Q25 4Q25 0.73% 0.76% 1.08% 1.10% 1.08% 0.63% 0.67% 0.98% 0.99% 0.97% NPA Excl. Guaranteed Portion of Non-Accrual SBA Loans NPA Ratio 4Q24 1Q25 2Q25 3Q25 4Q25 NPA Ratio $48 $3 $16 $30 Office Industrial Multifamily - NY Rent Regulated Construction and Land - Office Non-Performing CRE Loans by Property Type At December 31, 2025 $97 million

Criticized and Classified Loans Trend ($ in millions) 13 $263 $193 $130 $137 $175 $59 $71 $89 $55 $82 $204 $122 $41 $82 $93 Commercial Real Estate Commercial 4Q24 1Q25 2Q25 3Q25 4Q25 $188 $193 $312 $312 $310 $86 $83 $142 $136 $97 $102 $110 $170 $176 $213 Commercial Real Estate Commercial 4Q24 1Q25 2Q25 3Q25 4Q25 (1) Excludes SBA. (2) Includes C&I and franchise and equipment finance Special Mention Substandard Non-Accruing and Doubtful $878 $941 $725 $715 $658 $629 $644 $515 $517 $471 $249 $297 $210 $198 $187 Commercial Real Estate Commercial 4Q24 1Q25 2Q25 3Q25 4Q25 $1,329 $1,327 $1,167 $1,164 $1,143 $774 $798 $746 $708 $650 $555 $529 $421 $456 $493 Commercial Real Estate Commercial 4Q24 1Q25 2Q25 3Q25 4Q25 Total Criticized and Classified Substandard Accruing (1) (1)(2) (1) (1)(2) (1) (1)(2) (1) (1)(2)

2025 Guidance vs Actual Results 14 Met or exceeded the majority of 2025 earning guidance metrics provided in January 2025 Metric Guidance Actual Results Net Interest Income Grow mid to high single digits 8 % Net Interest Margin 3.00% by late 2025 3.06 % Total Deposits Mid-single digits 5 % Non-Interest Deposits Low double digits 20 % Core Loans High single digits in commercial and CRE 5 % Non-Core Loans Continued decline in residential and non-core -10 % Expenses Mid-single digits 3%

2026 Guidance 15 Metric 2025 Actual 2026 Plan Loans 5% 6% Core (10)% (8)% Resi/Other —% 2% Total Average Deposits 12% 12% NIDDA 6% 6% Total ex Brokered Revenue 8% 8% Net Interest Income 8% 9% Fourth Quarter NIM 3.06% 3.20% Non-Interest Income 7% 6% Expenses 3% 4% Credit Provision $68 $68 Capital (CET1) 12.3% 11.6% Tax Rate 26% 26% Strategic Priorities • Organic growth in our core commercial businesses, led by deposits / payment products • Continue to de-emphasize / shrink residential mortgage portfolio • Focus on business segments where our delivery model is a differentiator • Continue to build momentum in our fee businesses • Maintain robust capital levels while returning excess capital to shareholders • Invest in our organic growth capabilities – people, processes and technology, while limiting expense growth in aggregate • Continue to stay vigilant on credit Forecast Assumptions • No changes in the economic environment • Continued credit spread tightening on lending activity • Utilize the forward interest rate curve; 2 Fed funds rate cuts – maintain ~80% deposit beta • Up to $250 million of stock buybacks

Appendix

Loans to Non-Depository Financial Institutions (NDFI) 17 B2B $544 Capital Call / Subscription Lines $502 Other $433 NDFI Portfolio Distribution ($ in millions) “Other” includes REITs, B2C, Private Equity Funds, Insurance Carriers and Investment Services NDFI Portfolio Characteristics $1.5B NDFI Exposure vs $1.3B in 3Q25 6% of total loans; 9% of commercial loans Entire book is current Excludes $728 million in MWL

Allocation of the ACL

BankUnited

	December 31, 2024		September 30, 2025		December 31, 2025	
	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans
Commercial:						
Commercial real estate	$70.5	1.13 %	$62.3	0.95 %	$58.3	0.86 %
Commercial and industrial	138.0	1.54 %	142.9	1.67 %	148.6	1.65 %
Franchise and equipment finance	2.3	1.12 %	1.1	0.79 %	1.0	0.93 %
Total commercial	210.8	1.37 %	206.3	1.35 %	207.9	1.30 %
Pinnacle - municipal finance	0.1	0.02 %	0.1	0.01 %	0.1	0.02 %
Residential and mortgage warehouse lending	12.3	0.15 %	13.5	0.17 %	11.8	0.15 %
Allowance for credit losses	**$223.2**	**0.92 %**	**$219.9**	**0.93 %**	**$219.8**	**0.91 %**

Office Portfolio ACL: 2.03% at December 31, 2025, 2.21% at September 30, 2025

Asset Quality Ratios	December 31, 2024	September 30, 2025	December 31, 2025
Non-performing loans to total loans(1)	1.03 %	1.60 %	1.54 %
Non-performing loans, excluding the guaranteed portion of non-accrual SBA loans, to total loans	0.89 %	1.43 %	1.38 %
Non-performing assets to total assets(1)	0.73 %	1.10 %	1.08 %
Non-performing assets, excluding the guaranteed portion of non-accrual SBA loans, to total assets	0.63 %	0.99 %	0.97 %
Allowance for credit losses to non-performing loans(1)	89.01 %	57.95 %	58.99 %
Net charge-offs to average loans(2)	0.16 %	0.26 %	0.30 %
Net charge-offs to average loans, trailing twelve months	0.16 %	0.27 %	0.30 %

(1) Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $37.9 million, $40.0 million and $34.3 million at December 31, 2025, September 30, 2025 and December 31, 2024, respectively. (2) Annualized for the nine months ended September 30, 2025.

18

Residential Portfolio Overview 19 34% 12% 13% 27% 1% 13%30 Yr Fixed 15 & 20 Year Fixed 10/1 ARM 5/1 & 7/1 ARM Formerly Covered Govt Insured 33% 25% 39% 3% 60% or less 61% - 70% 71% - 80% More than 80% 76% 14% 10% >759 720-759 <720 or NA 32% 42% 15% 4% 3% 4% Prior 2021 2022 2023 2024 2025 High quality residential portfolio consists primarily of high FICO, low LTV, prime jumbo mortgages with de- minimis charge-offs since inception as well as government insured loans (1) Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically at origination Residential Loan Product Type Breakdown by LTV(1) FICO Distribution(1) Breakdown by Vintage(1)

High Quality, Short-Duration Securities Portfolio 20 37% 27% 23% 9% 4% US Government and Agency Private label RMBS and CMOs Private label CMBS CLOs Other GOV 37% AAA 54% AA 5% A 3% NR 1% December 31, 2024 September 30, 2025 December 31, 2025 Portfolio Net Unrealized Loss Fair Value Net Unrealized Loss Fair Value Net Unrealized Loss Fair Value US Government and Agency ($99) $3,421 ($57) $3,453 ($51) $3,424 Private label RMBS and CMOs (253) 2,238 (207) 2,356 (193) 2,491 Private label CMBS (39) 1,784 (17) 2,260 (14) 2,168 CLOs 2 1,133 — 988 — 781 Other (17) 525 (9) 401 (9) 394 ($406) $9,101 ($290) $9,458 ($267) $9,258 Portfolio Composition Rating Distribution No expected credit losses on AFS securities Unrealized losses just 3% of amortized cost AFS portfolio duration of 1.72; approximately 68.5% of the portfolio floating rate

Non-GAAP Financial Measures 21 4Q25 ($ in millions except per share data) Net income (GAAP) $69 Write downs on capitalized software 4 Tax effect of adjustment (1) Adjusted net income $72 Average assets $35,186 ROA 0.78 % Adjusted ROA 0.81 % Average stockholders’ equity $3,095 ROE 8.9 % Adjusted ROE 9.2 % EPS (GAAP) $0.90 Write downs on capitalized software 0.04 Adjusted EPS $0.94 Net income, EPS, ROA and ROE excluding the impact of the write-off are non-GAAP financial measures. Disclosure of these measures enhances the reader’s ability to compare the Company’s performance for 4Q25 to other periods presented. PPNR is a non-GAAP financial measure. Management believes this measure is relevant to understanding the performance of the Company attributable to elements other than the provision for credit losses and the ability of the Company to generate earnings sufficient to cover estimated credit losses. This measure also provides a meaningful basis for comparison to other financial institutions since it is commonly employed and is a measure frequently cited by investors and analysts. The following tables reconciles these non-GAAP financial measurements to the comparable GAAP financial measurements of net income, EPS, ROA and ROE for 4Q25 and PPNR for the periods presented: ($ in millions) 4Q24 1Q25 2Q25 3Q25 4Q25 Income before income taxes (GAAP) $93 $80 $94 $98 $90 Plus: provision for credit losses 11 15 16 12 26 PPNR $104 $95 $110 $110 $115